Gain on Maturities of Life Settlements With Subrogation Rights	12 Months Ended
Dec. 31, 2012
Gain on Maturities of Life Settlements With Subrogation Rights

NOTE 8—GAIN ON MATURITIES OF LIFE SETTLEMENTS WITH SUBROGATION RIGHTS

During 2011, two individuals covered under policies which were subject to subrogation claims unexpectedly passed away. The Company collected the death benefit on one of these policies in the amount of $3.5 million during the third quarter of 2011. The other was the result of an accidental death and the $10.0 million face value of the policy was larger than average.

The Company accounted for the maturities of each of these polices as contingent gains in accordance with ASC 450, Contingencies and recognized $3.2 million in death benefits net of subrogation expenses of $312,000 in its consolidated statement of operations during the year ended December 31, 2011. During 2012, the Company negotiated a settlement in respect of the larger policy and collected approximately $6.1 million, net of subrogation expenses of $910,000, and has reported a gain in accordance with ASC 450, Contingencies in its consolidated statement of operations for the year ended December 31, 2012 as all contingencies were resolved.

The Company believes these contingent gains to be unpredictable because the lender protection insurer can discontinue paying the premiums necessary to keep a policy subject to subrogation and salvage claims in force at any time and the amount of the lender protection insurer’s subrogation and salvage claim on any individual life insurance policy could equal the cash flow received by the Company with respect to any such policy. No expectations for similar gains in the future should be inferred from the events occurring in the third quarter of 2011 and second quarter of 2012.